CURRENT REPORT FOR ISSUERS SUBJECT TO THE

1934 ACT REPORTING REQUIREMENTS

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report  (Date of Earliest Event Reported): March 22, 2012

Radient Pharmaceuticals Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-16695	33-0413161
(State or other
jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

2492 Walnut Avenue, Suite 100, Tustin, California, 92780-7039

(Address of principal executive offices (zip code))

714-505-4461

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Section 5 Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers

On March 22, 2012, one of our directors, Mr. Robert L. Rooks informed us that due to changes in his outside work schedule and commitments, he tendered his resignation as a member of our board of directors and all positions he held on our board committees, effective immediately. Mr. Rooks is not resigning due to any disagreements with us.

We sent a copy of this disclosure to Mr. Rooks prior to filing this 8-K and he agrees with the statements made herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIENT PHARMACEUTICALS CORPORATION

By:	/s/ Douglas MacLellan
Name: Douglas MacLellan
Title: Chief Executive Officer

Dated: March 26, 2012